UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2014

Jefferies Group LLC

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01. Other Events

We are filing the attached press release issued on May 13, 2014 as a notice filing pursuant to Rule 135c under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits

The following exhibit is filed with this report:

Number	Exhibit
99	May 13, 2014 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group LLC

Date: May 13, 2014	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99	May 13, 2014 Press Release